Exhibit 10.1


                                     WAIVER

                                       to

                                CREDIT AGREEMENT


     This WAIVER dated as of October 13, 2006 (this "Waiver") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004, by Amendment No. 2 thereto dated as of November 10, 2005 and by Amendment No. 3 and Waiver dated as of August 8, 2006 (such Amendment No. 3 and Waiver hereinafter referred to as the "August Waiver")(as amended, the "Loan Agreement").

     B. Pursuant to the August Waiver, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within 45 days following the close of such second fiscal quarter of the Borrower, so long as the Borrower delivered such financial statements by October 15, 2006.

     C. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the August Waiver, yet extend to December 31, 2006 the deadline for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006.

     D. The Borrower has also requested that the Banks waive compliance with the
Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 30, 2006 within 45 days following the close of such third fiscal quarter of the Borrower, so long as the Borrower delivers such financial statements by December 31, 2006.

     E. The Banks are agreeable to extend the deadline for the August Waiver and to add such new waiver, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Waiver shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Waivers.

          2.01 Pursuant to the August Waiver, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within 45 days following the close of such second fiscal quarter of the Borrower, so long as the Borrower delivered such financial statements by October 15, 2006. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the August Waiver, yet extend to December 31, 2006 the deadline for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006. By its execution hereof, the Banks hereby agree to continue to waive compliance with such covenant for the fiscal quarter ending July 1, 2006, so long as the quarterly financial statements for the fiscal quarter ending July 1, 2006 shall be delivered to the Banks on or before December 31, 2006. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default is continuing as of the date hereof.

          2.02 The Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 30, 2006 within 45 days following the close of such third fiscal quarter of the Borrower. The Borrower has informed the Banks that such financial information for the fiscal quarter ending September 30, 2006 will likely not be delivered within such 45 day period. By its execution hereof, the Banks hereby agree to waive compliance with such covenant for the fiscal quarter ending September 30, 2006 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending September 30, 2006 shall be delivered to the Banks on or before December 31, 2006. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default is continuing as of the date hereof.

          2.03 The waivers set forth herein are effective only in this one instance, and are not intended to waive compliance with such covenant for any future periods. Such waivers are subject to the satisfaction of the terms and conditions stated below for the effectiveness hereof. Such waivers are limited precisely as written and shall not be deemed to (a) be a waiver of any other term or condition of the Loan Agreement or any of the other Loan Documents, or
(b) prejudice any right or rights


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

which the Banks may have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.

     Section 3. Acknowledgments, Confirmations and Consent.

          3.01 The Borrower and the Guarantors acknowledge and confirm that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          3.02 Each Guarantor consents in all respects to the execution by the Borrower of this Waiver and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

     Section 4. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          4.01 After giving effect to this Waiver, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Waiver, and (ii) no Default or Event of Default exists under the Loan Agreement.

          4.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Waiver and the other agreements, instruments and documents to be executed by it in connection with this Waiver. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Waiver and the other agreements, instruments and documents executed in connection with this Waiver.

          4.03 The execution, delivery and performance by the Borrower and each Guarantor of this Waiver will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          4.04 This Waiver has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or


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


hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 5. Miscellaneous.

          5.01 Except as specifically modified by this Waiver, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          5.02 THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

          5.03 This Waiver may be signed in any number of counterparts with the same effect as if all parties to this Waiver signed the same counterpart.

          5.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Waiver and any other agreements, instruments and documents executed or furnished in connection with this Waiver.

     Section 6. Effectiveness of Waiver. This Waiver shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Waiver duly executed by the Borrower, the Guarantors and the Required Banks, (ii) payment to the Agent for the account of the Banks of a non-refundable waiver fee in the amount of $50,000 and (iii) payment of the Agent's legal fees and expenses.


                            [signature pages follow]


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


     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have signed and delivered this Waiver as of the date first written above.

                                        HAMPSHIRE GROUP, LIMITED


                                        By: /s/ Michael S. Culang
                                            ------------------------------------
                                        Name:   Michael S. Culang
                                        Title:  Interim Chief Executive Officer

                                        HAMPSHIRE DESIGNERS, INC.


                                        By: /s/ Michael S. Culang
                                            ------------------------------------
                                        Name:   Michael S. Culang
                                        Title:  Chairman

                                        GLAMOURETTE FASHION MILLS, INC.


                                        By: /s/ Michael S. Culang
                                            ------------------------------------
                                        Name:   Michael S. Culang
                                        Title:  Chairman

                                        ITEM-EYES, INC.


                                        By: /s/ Michael S. Culang
                                            ------------------------------------
                                        Name:   Michael S. Culang
                                        Title:  Chairman


                                        HSBC BANK USA, NATIONAL ASSOCIATION, as
                                        a Bank, as Letter of Credit Issuing Bank
                                        (for all Letters of Credit other than
                                        Existing Letters of Credit) and as Agent


                                        By: /s/ Ignatius J. Marotta
                                            ------------------------------------
                                        Name:   Ignatius J. Marotta
                                        Title:  First Vice President


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


                                        THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Bank


                                        By: /s/ Martin P. Schwartz
                                            ------------------------------------
                                        Name:   Martin P. Schwartz
                                        Title:  Senior Vice President

                                        JPMORGAN CHASE BANK , as a Bank and as
                                        Letter of Credit Issuing Bank (for the
                                        Existing Letter of Credit)


                                        By: /s/ Joseph J. Nastri
                                            ------------------------------------
                                        Name:   Joseph J. Nastri
                                        Title:  Senior Vice President

                                        ISRAEL DISCOUNT BANK OF NEW YORK, as a
                                        Bank


                                        By: /s/ Juan Zaino
                                            ------------------------------------
                                        Name:   Juan Zaino
                                        Title:  First Vice President

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A., as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        a Bank


                                        By: /s/ Tim Sechrest
                                            ------------------------------------
                                        Name:   Tim Sechrest
                                        Title:  Vice President


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